                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) April 16, 2004

  AMERICAN EXPRESS RECEIVABLES FINANCING       AMERICAN EXPRESS RECEIVABLES FINANCING       AMERICAN EXPRESS RECEIVABLES FINANCING
              CORPORATION II                            CORPORATION III LLC                           CORPORATION IV LLC

      (as Originators of the American Express Credit Account Master Trust)
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)
                                  on behalf of
                  American Express Credit Account Master Trust

  Delaware      13-3854638   333-113579-03    Delaware      20-0942395    333-113579-02    Delaware     20-0942445     333-113579-01
  (State or      (I.R.S.     (Commission     (State or       (I.R.S.       (Commission     (State or      (I.R.S.      (Commission
    Other        Employer    File Number)      Other         Employer     File Number)       Other       Employer      File Number)
Jurisdiction   Identification               Jurisdiction  Identification                 Jurisdiction   Identification
     of          Number)                         of          Number)                          of          Number)
Incorporation                              Incorporation                                 Incorporation
     or                                          or                                           or
Organization)                              Organization)                                 Organization)

       200 Vesey Street, Room 138                  4315 South 2700 West, Room 1900              4315 South 2700 West, Room 1900
            Mail Stop 01-31-12                            Mail Stop 02-01-50                            Mail Stop 02-01-56
         New York, New York 10285                     Salt Lake City, Utah 84184                    Salt Lake City, Utah 84184
              (212) 640-2000                                (801) 945-2030                                (801) 945-2068
                                         (Address, Including Zip Code, and Telephone Number,
                                              Including Area Code, of each Registrant's
                                                     Principal Executive Offices)

                    N/A                                            N/A                                          N/A
(Former Name or Former Address, if Changed     (Former Name or Former Address, if Changed        (Former Name or Former Address, if
            Since Last Report)                             Since Last Report)                        Changed Since Last Report)

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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.           Not Applicable.

Item 2.           Not Applicable.

Item 3.           Not Applicable.

Item 4.           Not Applicable.

Item 5.           Other Events

         As of the close of business on April 16, 2004, American Express Centurion Bank ("Centurion") sold a portion of its credit and charge account portfolio to American Express Bank, FSB ("FSB"). In connection with this sale, and to account for the transfer of assets as sales in accordance with FASB Statement No. 140, the pooling and servicing agreement relating to the American Express Credit Account Master Trust (the "Trust") was amended and restated primarily to designate FSB as an account owner with respect to the Trust, to substitute American Express Receivables Financing Corporation III LLC as a transferor to the Trust in place of Centurion, and to add American Express Receivables Financing Corporation IV LLC as a transferor to the Trust. In addition, as part of these amendments, the Discount Option Percentage (as defined in the attached pooling and servicing agreement) was reduced from 2% to 0% and Issuer Rate Fees (as defined in each of the attached receivables purchase agreements) were added to the Trust to be included in collections of finance charge receivables.

         Certain documents, each of which was executed in connection with or otherwise in contemplation of this restructuring, are attached hereto as Exhibits 4.1 through 4.4.

Item 6.           Not Applicable.

Item 7.           Exhibits.

The following are filed as Exhibits 4.1 through 4.4 to this Report under Exhibit 4.

         Exhibit 4.1 Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of April 16, 2004, among American Express Receivables Financing Corporation II ("RFC II"), American Express Receivables Financing Corporation III LLC ("RFC III") and American Express Receivables Financing Corporation IV LLC ("RFC IV"), as transferors, American Express Travel Related Services Company, Inc. ("TRS"), as servicer, and The Bank of New York, as trustee (the "Trustee").

         Exhibit 4.2       Amendment to Series Supplements, dated as of
                           April 16, 2004, among American Express Centurion Bank, RFC II, RFC III, RFC IV, TRS and the Trustee.

         Exhibit 4.3 Receivables Purchase Agreement, dated as of April 16, 2004, between American Express Centurion Bank and
                           RFC III.

         Exhibit 4.4 Receivables Purchase Agreement, dated as of April 16, 2004, between American Express Bank, FSB and RFC
                           IV.

Item 8.           Not Applicable.

Item 9.           Not Applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                        American Express Receivables Financing
                                        Corporation II,
                                        as originator of the Trust and
                                        Co-Registrant and as Transferor on
                                        behalf of the Trust as Co-Registrant


                                        By: /s/ David L. Yowan
                                            ------------------------------------
                                            Name:  David L. Yowan
                                            Title: President

                                        American Express Receivables Financing
                                        Corporation III LLC,
                                        as originator of the Trust and
                                        Co-Registrant and as Transferor on
                                        behalf of the Trust as Co-Registrant


                                        By: /s/ L. Craig Downs
                                            ------------------------------------
                                            Name:  L. Craig Downs
                                            Title: President

                                        American Express Receivables Financing
                                        Corporation IV LLC,
                                        as originator of the Trust and
                                        Co-Registrant and as Transferor on
                                        behalf of the Trust as Co-Registrant


                                        By: /s/ David L. Yowan
                                            ------------------------------------
                                            Name:  David L. Yowan
                                            Title: President

                                  EXHIBIT INDEX


Exhibit                    Description
-------                    -----------
Exhibit 4.1                Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of April 16, 2004, among American Express Receivables Financing Corporation II ("RFC
                           II"), American Express Receivables Financing Corporation III LLC ("RFC III") and
                           American Express Receivables Financing Corporation IV LLC ("RFC IV"), as transferors,
                           American Express Travel Related Services Company, Inc. ("TRS"), as servicer, and The
                           Bank of New York, as trustee (the "Trustee").

Exhibit 4.2                Amendment to Series Supplements, dated as of April 16, 2004, among American Express
                           Centurion Bank, RFC II, RFC III, RFC IV, TRS and the Trustee.

Exhibit 4.3                Receivables Purchase Agreement, dated as of April 16, 2004, between American Express
                           Centurion Bank and RFC III.

Exhibit 4.4                Receivables Purchase Agreement, dated as of April 16, 2004, between American Express
                           Bank, FSB and RFC IV.